UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             --------------------

                                    FORM 8-K
                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): December 13, 2006



                          Riviera Holdings Corporation
             (Exact name of registrant as specified in its charter)



    Nevada                             000-21430                88-0296885
(State or other jurisdiction   (Commission File Number)      (I.R.S. Employer
   of incorporation)                 Identification No.)

     2901 Las Vegas Boulevard, Las Vegas, Nevada                  89109
       (Address of principal executive offices)                  (Zip Code)

    Registrant's telephone number, including area code: (702) 794-9527


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           (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
       CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
       CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
        Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
        Act (17 CFR 240.13e-4(c))

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


Section 7 - Regulation FD

Item 7.01   Regulation FD Disclosure.

On December 13, 2006, Riviera Holdings Corporation ("Riviera") issued a press release reporting the expiration of (i) the 30-day exclusive negotiating agreement with Ian Bruce Eichner ("Eichner") and a member of the D. E. Shaw group, which the parties had entered into on November 13, 2006 in connection with the nonbinding proposal from Eichner and the D. E. Shaw group to acquire all of the outstanding shares of Riviera at $21 per share, and (ii) certain related approvals and waivers that Riviera's board of directors had granted. A copy of the press release is furnished as Exhibit 99.1 hereto.

The information in this Item 7.01 and the exhibit hereto shall not be deemed "filed" for purposes of Section 18 of the Exchange Act, nor shall they be deemed incorporated by reference in any filing under the Securities Act, except as and when expressly set forth by such specific reference in such filing.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(a) Not applicable.
(b) Not applicable.
(c) Not applicable.
(d) Exhibits:

Exhibit 99.1 Riviera press release dated December 13, 2006.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  December 13, 2006.


                                RIVIERA HOLDINGS CORPORATION
                                /s/  Mark Lefever
                                -----------------------------------------------
                                Name:   Mark Lefever
                                Title:  Treasurer and Chief Financial Officer

                                  EXHIBIT 99.1


                          Riviera Holdings Corporation
                         2901 Las Vegas Boulevard South
                               Las Vegas, NV 89109
                       Investor Relations: (800) 362-1460
                               TRADED: AMEX - RIV
                              www.rivierahotel.com



FOR FURTHER INFORMATION:

AT THE COMPANY:                             INVESTOR RELATIONS
CONTACT:                                    CONTACT:
Mark Lefever, Treasurer and CFO             Betsy Truax, Skorpus Consulting
(702) 794-9527 Voice                        (208) 241-3704 Voice
(702) 794-9442 Fax                          (208) 232-5317 Fax
Email: mlefever@theriviera.com              Email: BetsyT@cableone.net

FOR IMMEDIATE RELEASE:

                RIVIERA HOLDINGS CORPORATION ANNOUNCES EXPIRATION
                     OF EXCLUSIVE NEGOTIATING AGREEMENT WITH
                   IAN BRUCE EICHNER AND THE D. E. SHAW GROUP

         LAS VEGAS, NEVADA (December 13, 2006) - Riviera Holdings Corporation (AMEX:RIV) today announced the expiration of the 30-day exclusive negotiating agreement that it entered into with Ian Bruce Eichner and a member of the D. E. Shaw group on November 13, 2006. Along with the expiration of the negotiating agreement, approvals and waivers that Riviera's board of directors had granted under Riviera's articles of incorporation and Nevada's business combination law to enable Mr. Eichner and members of the D. E. Shaw group to join together for purposes of their acquisition proposal also expired.

         William L. Westerman, Riviera's Chief Executive Officer, said, "We remain committed to the growth and ongoing success of our Company and will continue to focus on maximizing our Company's performance."

         Forward-Looking Statements

         This news release contains "forward-looking statements," as that term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which we believe are reasonable at the present time. These forward-looking statements involve significant uncertainties as to whether we will achieve future growth and success. Our actual results and actual events may differ materially from what is expressed or implied in our forward-looking statements. We do not plan to update our forward-looking statements even though our situation or plans may change in the future, unless applicable law requires us to do so.

About Riviera Holdings Corporation

         Riviera Holdings Corporation owns and operates the Riviera Hotel and Casino on the Las Vegas Strip and the Riviera Black Hawk Casino in Black Hawk, Colorado. Riviera's stock is listed on the American Stock Exchange under the symbol RIV.